UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2019

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia		30309
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.75% Series A Cumulative Redeemable Preferred Stock	IVRpA	New York Stock Exchange
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock	IVRpB	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVRpC	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Invesco Mortgage Capital Inc. (the “Company”) was held on May 3, 2019. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board's solicitations. At this meeting, the stockholders were requested to: (1) elect a Board of Directors, (2) approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the proxy statement, (3) approve the Invesco Mortgage Capital Inc. 2009 Equity Incentive Plan as amended and restated (the “Amended and Restated Plan”), and (4) appoint the independent registered public accounting firm for the fiscal year ending December 31, 2019, all of which were described in the proxy statement. The following actions were taken by the Company's stockholders with respect to each of the foregoing items:

1.   Election of a Board of Directors. All the nominees for director were elected or re-elected with at least 97% of the votes cast. With respect to each nominee, the total number of broker non-votes was 35,501,861. The table below sets forth the voting results for each director.

Name of Nominee	Votes Cast “For”	Votes Cast “Against”	Abstentions
John S. Day	80,246,986	762,196	296,768
Carolyn B. Handlon	80,255,903	778,623	271,424
Edward J. Hardin	80,215,301	784,446	306,203
James R. Lientz, Jr.	79,901,847	1,100,670	303,433
Dennis P. Lockhart	80,245,874	759,048	301,028

Gregory G. McGreevey	78,601,445	2,398,610	305,885
Colin D. Meadows	78,598,948	2,401,857	305,145

2.   Advisory vote on executive compensation.  Our stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers by the affirmative vote of 98% of the votes cast. The total number of broker non-votes was 35,501,861.

Votes Cast “For”	Votes Cast “Against”	Abstentions
79,244,464	1,504,719	556,767

3.   Approval of the Invesco Mortgage Capital Inc. 2009 Equity Incentive Plan as Amended and Restated.  Our stockholders approved the Amended and Restated Plan by an affirmative vote of 97% of the votes cast.  The total number of broker non-votes was 35,501,861.

Votes Cast “For”	Votes Cast “Against”	Abstentions
78,558,669	2,164,948	582,333

4.  Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The proposal was approved by the stockholders by over 99% of the votes cast, and the voting results were as follows. There were no broker non-votes.

Votes Cast “For”	Votes Cast “Against”	Abstentions
115,304,089	899,809	603,913

Item 8.01	Other Events.

On May 3, 2019 the stockholders of the Company approved the Amended and Restated Plan as described above.  A description of the material terms of the Amended and Restated Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 15, 2019.  The description of the Amended and Restated Plan is summary in nature and is qualified in its entirety by reference to the Amended and Restated Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
10.1	Invesco Mortgage Capital Inc. 2009 Equity Incentive Plan as Amended and Restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Mortgage Capital Inc.

Date	By:	/s/ Rebecca S. Smith
Rebecca S. Smith
Vice President and Secretary

Date: May 7, 2019